                                                              EXHIBIT 99.1

  THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT ABOUT THE ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK YOUR OWN FINANCIAL ADVICE FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER.

  THIS DOCUMENT SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO CANADA, AUSTRALIA OR JAPAN.

  J. Henry Schroder & Co. Limited is acting for Telewest and no one else in connection with the Offer and will not be responsible to anyone other than Telewest for providing the protections afforded to customers of J. Henry Schroder & Co. Limited. J. Henry Schroder & Co. Limited is acting through Schroder & Co., Inc. for the purposes of making the Offer in and into the United States.

                             LETTER OF TRANSMITTAL

   TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES EVIDENCED BY AMERICAN
                              DEPOSITARY RECEIPTS

                                      OF

                               GENERAL CABLE PLC
                       PURSUANT TO THE OFFER TO PURCHASE

                                      BY

                     J. HENRY SCHRODER & CO. LIMITED
                                 ON BEHALF OF

                          TELEWEST COMMUNICATIONS PLC

    THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 3:00 P.M. (LONDON TIME), 10:00 A.M. (NEW YORK CITY TIME), ON AUGUST 13, 1998, UNLESS EXTENDED. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS HAVE BEEN SATISFIED, FULFILLED, OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF GENERAL CABLE SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD, EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.


                  DESCRIPTION OF GENERAL CABLE ADSS TENDERED
-------------------------------------------------------------------------------

     NAME(S) AND ADDRESS(ES) OF REGISTERED
                   HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)    ADS(S) TENDERED (ATTACH ADDITIONAL
             APPEAR(S) ON ADR(S))                         LIST IF NECESSARY)
-------------------------------------------------------------------------------------
                                                             TOTAL NUMBER
                                                               OF ADSS       NUMBER
                                                 ADR SERIAL REPRESENTED BY  OF ADSS
                                                 NUMBER(S)*    ADR(S)*     TENDERED**
                                       ----------------------------------------------
                                       ----------------------------------------------
                                       ----------------------------------------------
                                       ----------------------------------------------
                                       ----------------------------------------------

-------------------------------------------------------------------------------
  * Need not be completed for book-entry transfers.
 ** Unless otherwise indicated, it will be assumed that all General Cable
    ADSs delivered to the US Depositary are being tendered. See Instruction
    4.

                      The US Depositary for the Offer is:

                             THE BANK OF NEW YORK

         By Mail:          Facsimile Transmission:      By Hand or Overnight
                                                              Courier:
     Tender & Exchange           (For Eligible         Tender & Exchange
        Department           Institutions Only)          Department
      P.O. Box 11248          (212) 815-6213           Tender & Exchange
  Church Street Station        For Information           101 Barclay Street
New York, New York 10286-         Telephone:            Receive and Deliver
           1248                 (800) 507-9357                 Window
                                                      New York, New York 10286

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

  ACCEPTANCE OF THE OFFER IN RESPECT OF GENERAL CABLE SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY GENERAL CABLE ADSs EVIDENCED BY GENERAL CABLE ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold General Cable shares that are not represented by General Cable ADSs, you may obtain a Form of Acceptance, Authority and Election (the "Acceptance Form") from the US Depositary or the Receiving Agent. See Instruction 13 of this Letter of Transmittal.

  The undersigned acknowledges that he or she has received and reviewed the Telewest Communications plc ("Telewest") Offer to Purchase/Prospectus, dated June 29, 1998 (the "Offer to Purchase"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the offer of Telewest (the "Offer") to acquire, upon the terms and subject to the Conditions set out in the Offer to Purchase, all outstanding General Cable securities for 1.243 new Telewest shares and 65 pence in cash per General Cable share and 6.215 new Telewest shares (in the form of new Telewest ADSs) and 325 pence in cash for each General Cable ADS. (Capitalized terms used but not defined herein have the meanings given to them in the Offer to Purchase.)

  Holders of General Cable securities who validly accept the Offer within the relevant time period may utilize a Mix and Match Election whereby they may elect to vary the proportion of new Telewest securities and cash receivable under the Offer by electing to receive either all new Telewest securities or all cash in respect of all or a designated portion of their holdings of General Cable securities, subject to other holders of General Cable securities making off-setting elections. To the extent that elections cannot be satisfied as a result of such off-setting elections, entitlements to cash and new Telewest securities in excess of the Basic Terms will be scaled down on a pro rata basis. The Mix and Match Election will remain open until 10:00 a.m., New York City time, on the date falling five calendar days after the date on which the Offer becomes or is declared unconditional in all respects. Only holders of General Cable securities who validly accept the Offer by that date may make Mix and Match Elections. See "Mix and Match Election" below and Section 4. "The Mix and Match Election" in the letter from Schroders in the Offer to Purchase.

  Persons validly tendering their General Cable ADSs pursuant to a Letter of Transmittal may elect to receive new Telewest shares and pounds sterling, instead of new Telewest ADSs and dollars, in respect of all (but not less than all) of the General Cable ADSs validly tendered by such holder by placing an "X" in the box under "Special Exchange Instructions" below. However, no holder may elect to receive new Telewest shares and dollars or new Telewest ADSs and pounds sterling. General Cable ADS holders who do not validly elect to receive new Telewest shares and pounds sterling, will receive dollars and Telewest ADSs on the following basis: (i) the cash amount payable in pounds sterling to which such holder would otherwise be entitled pursuant to the terms of the Offer will be converted, without charge, from pounds sterling to dollars at the exchange rate obtained by the US Depositary on or about the date the cash consideration is made available by Telewest to the US Depositary for delivery in respect of the relevant General Cable ADSs; and (ii) such holder will receive one Telewest ADS for every ten new Telewest shares to which such holder would otherwise be entitled pursuant to the Offer. The actual amount of dollars received will depend upon the exchange rate obtained by the US Depositary for the funds that are made available to the US Depositary by Telewest. In all cases, fluctuations in the dollar/pounds sterling exchange rate are at the risk of accepting holders of General Cable ADSs who do not elect to receive their consideration in pounds sterling. See Section 22. "Procedure for acceptance of the Offer -- (C) Holders of General Cable ADSs -- (c) Alternative consideration" and Section 24. "Settlement -- (c) General Cable ADSs" in the letter from Schroders in the Offer to Purchase.

  Delivery of a Letter of Transmittal, General Cable ADRs evidencing General Cable ADSs (or book-entry transfer of such General Cable ADSs evidenced by General Cable ADRs) and any other required documents to the US Depositary by General Cable ADS holders will be deemed an acceptance of the Offer by such holder with respect to such General Cable ADSs evidenced by General Cable ADRs subject to the terms and conditions set out in the Offer to Purchase and this Letter of Transmittal.

  This Letter of Transmittal is to be used if General Cable ADRs evidencing General Cable ADSs are to be forwarded herewith. If delivery of General Cable ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in Section 22. "Procedure for acceptance of the Offer -- (C) Holders of General Cable ADSs -- (d) Book-entry transfer" in the letter from Schroders in the Offer to Purchase, then either this Letter of Transmittal or an Agent's Message (as defined below) should be used.

  The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the US Depositary and forming a part of a Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgement from the participant in The Depository Trust Company tendering the General Cable ADSs which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal.

[_] CHECK BOX IF GENERAL CABLE ADSs IN RESPECT OF WHICH THE OFFER IS BEING
    ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER GENERAL CABLE ADSs EVIDENCED BY GENERAL CABLE ADRs BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution ________________________________________________

  Account Number _________________    Transaction Code Number _________________

  If a holder of General Cable ADSs wishes to accept the Offer and General Cable ADRs evidencing such General Cable ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Initial Offer Period or the Subsequent Offer Period, as the case may be, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under
Section 22. "Procedure for acceptance of the Offer--(C) Holders of General Cable ADSs -- (i) Guaranteed Delivery Procedures" in the letter from Schroders in the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

[_] CHECK BOX ONLY IF GENERAL CABLE ADSs IN RESPECT OF WHICH THE OFFER IS
    BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of registered owner(s) ___________________________________________
   Date of execution of Notice of Guaranteed Delivery _______________________ Name of Institution that guaranteed delivery _____________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the General Cable ADSs evidenced by General Cable ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the General Cable shares represented thereby) specified in the box entitled "Description of General Cable ADSs Tendered," subject to the terms and Conditions set forth in the Offer to Purchase and this Letter of Transmittal, by informing Telewest in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the General Cable ADRs evidencing tendered General Cable ADSs (or book-entry transfer of such General Cable ADSs evidenced by General Cable
ADRs) and any other required documents to the US Depositary by a holder of General Cable ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's General Cable ADSs, subject to the terms and Conditions set out in the Offer to Purchase and this Letter of Transmittal.

  The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer to Purchase, will constitute a binding agreement between the undersigned and Telewest upon the terms and subject to the Conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE GENERAL CABLE ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE GENERAL CABLE SHARES REPRESENTED BY SUCH GENERAL CABLE ADSs MAY NOT BE MADE.

  The undersigned hereby delivers to the US Depositary the above-described General Cable ADSs evidenced by General Cable ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer to Purchase and this Letter of Transmittal, receipt of which is hereby acknowledged.

  Upon the terms of the Offer (including, if the Offer is revised, varied, extended or renewed, the terms or conditions of any such revision, variation, extension, or renewal), and effective at the time that all Conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time Telewest will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, Telewest all right, title and interest in and to all General Cable ADSs evidenced by General Cable ADRs with respect to which the Offer is being accepted (and any and all General Cable ADSs or other securities or rights issuable in respect of such General Cable
ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such General Cable ADSs (and any such other General Cable ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver General Cable ADRs for such General Cable ADSs (and any such other General Cable ADSs, securities or rights), or accept transfer of ownership of such General Cable ADSs (and any such other General Cable ADSs, securities or rights) on the account books maintained by The Depository Trust Company together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Telewest, (b) present such General Cable ADRs for such General Cable ADSs (and any other General Cable ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such General Cable ADSs (and any such other General Cable ADSs, securities or rights), all in accordance with the terms of the Offer.

  The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall confer to Telewest, Schroders and each of their respective directors the authority described in paragraph 5 of Part B of Appendix I to the Offer to Purchase.

  The undersigned agrees that effective from and after the date hereof or, if later, the date on which all Conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) Telewest or its agents shall be entitled to direct the exercise of any votes and any or all other rights and privileges (including the right to requisition the convening of a general meeting of General Cable or of any class of its shareholders) attaching to the General Cable shares represented by any General Cable ADSs evidenced by General Cable ADRs in respect of which the Offer has been accepted or is deemed to have been accepted and not validly withdrawn (the "Accepted ADSs") and (b) the execution of this Letter of Transmittal by a holder of General Cable ADSs

(together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs (i) an authority to General Cable from the undersigned to send any notice, circular, warrant, document or other communication that may be required to be sent to him or her as a General Cable ADS holder to Telewest at its registered office, (ii) an authority to Telewest or any director of Telewest to sign any consent to short notice of a general or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by Telewest to attend general and separate class meetings of General Cable (or any adjournments thereof) and to exercise the votes attaching to the General Cable shares represented by such Accepted ADSs on his or her behalf, such votes to be cast so far as possible to satisfy any outstanding Condition, and (iii) the agreement of the undersigned not to exercise any such rights without the consent of Telewest and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend any such general meeting or separate class meeting of General Cable in respect of such Accepted ADSs.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the General Cable ADSs evidenced by General Cable ADRs (and the General Cable shares represented by such General Cable ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other General Cable ADSs, securities or rights issued or issuable in respect of such General Cable ADSs) and, when the same are purchased by Telewest, Telewest will acquire good title thereto, free from all liens, equities, charges, encumbrances and other interests and together with all rights now or hereafter attaching thereto, including, without limitation, the right to receive and retain all dividends, interest and other distributions declared, made or paid on or after April 15, 1998 with respect to the General Cable shares represented by the General Cable ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or Telewest to be necessary or desirable to complete the sale, assignment and transfer of the General Cable ADSs evidenced by General Cable ADRs in respect of which the Offer is being accepted (and any and all other General Cable ADSs, securities or rights).

  The undersigned irrevocably undertakes, represents, and warrants to and agrees with Telewest (so as to bind him or her, his or her personal representatives, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of the Offer to Purchase or any Acceptance Form or any related documents in, into or from Canada, Australia or Japan and has not otherwise utilized in connection with the Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex, and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, Australia or Japan,
(ii) is accepting the Offer from outside Canada, Australia and Japan and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Canada, Australia and Japan.

  All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this acceptance is irrevocable.

  Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for all or the applicable portion of the purchase price to be paid to the undersigned pursuant to the Offer in the name(s) of the registered holder(s) appearing above under "Description of General Cable ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail or cause to be mailed, the check for all or the applicable portion of the purchase price to be paid to the undersigned pursuant to the Offer and/or return, or cause to be returned, any General Cable ADRs evidencing General Cable ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) and/or deliver the Telewest ADRs or share certificates to be delivered to the undersigned pursuant to the Offer to the address(es) of the registered holder(s) appearing above under "Description of General Cable ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the U.S. Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for all or the applicable portion of the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any General Cable ADRs evidencing General Cable ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of General Cable ADSs evidenced by General Cable ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at The Depository Trust Company with any General Cable ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any General Cable ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

  If the box headed "Special Exchange Instructions" is NOT checked, the undersigned hereby instructs the US Depositary to convert all amounts payable pursuant to the Offer from pounds sterling to US dollars at the exchange rate obtained by the US Depositary on or about the date the cash consideration is made available by Telewest to the US Depositary for delivery to holders of General Cable ADSs and to pay such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate obtained by the US Depositary for the funds that are made available to the US Depositary by Telewest. General Cable ADS holders should also be aware that the US dollar/pounds sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that obtained by the US Depositary. In all cases fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting General Cable ADS holders who do not elect to receive their consideration in new Telewest shares in pounds sterling. Such currency exchange will be effected by the relevant payment agent on behalf of the tendering General Cable ADS holder and neither Telewest nor any of its advisors shall have responsibility or obligation with respect thereto.

  SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE GENERAL CABLE ADRs EVIDENCING THE GENERAL CABLE ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

[_] CHECK HERE IF ANY OF THE GENERAL CABLE ADRs REPRESENTING GENERAL CABLE
    ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION
    12.

   Number of General Cable ADSs represented by the lost, stolen or destroyed General Cable ADRs: ______________________________________________________
   __________________________________________________________________________

 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 1, 5, 6 AND 7)


 [_]Check box ONLY if the check            [_]Check box ONLY if the check
    for the purchase price with               for all or the applicable por-
    respect to General Cable ADSs             tion of the purchase price
    purchased is to be issued in              with respect to General Cable
    the name of someone other than            ADSs purchased and/or the
    the undersigned.                          Telewest ADRs or share certif-
                                              icates representing the new
Issue to:                                     Telewest ADSs or shares for
                                              all or the applicable portion
 Name _____________________________           of the purchase price with re-
           (PLEASE PRINT)                     spect to General Cable ADSs
 Address __________________________           purchased and/or General Cable
 __________________________________           ADRs evidencing General Cable
         (INCLUDE ZIP CODE)                   ADSs in respect of which the
                                              Offer is not accepted or which
                                              are not purchased are to be
                                              mailed to someone other than
                                              the undersigned, or to the un-
                                              dersigned at an address other
                                              than that shown above.

                                           Mail [_] Check
                                                [_] Telewest ADRs/share certifi-
                                           cates

                                                [_] General Cable ADRs
                                           Name _____________________________
                                                     (PLEASE PRINT)
                                           Address __________________________
                                           __________________________________
                                                   (INCLUDE ZIP CODE)


             SPECIAL INSTRUCTIONS REGARDING NEW TELEWEST SECURITIES
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 [_]Check box ONLY if the new Telewest securities delivered with respect to General Cable ADSs purchased are to be registered in the name of someone other than the undersigned.

 Register in name of:

 Name: ______________________________________________________________________
                                  (PLEASE PRINT)

 Address: ___________________________________________________________________
                                (INCLUDE ZIP CODE)

                            MIX AND MATCH ELECTION

 [_]Check box if you wish to elect to vary the proportion in which you re-ceive new Telewest ADSs and cash receivable in the Offer in respect of your holding of General Cable ADSs and complete the following item (a) OR (b), as applicable:

 (a) Insert in the space provided the number of General Cable ADSs in respect of which you wish to receive new Telewest ADSs only: ______________________________________General Cable ADSs;

                                    OR

 (b) Insert in the space provided the number of General Cable ADSs for which you wish to receive cash only: ______ General Cable ADSs.

     Note: The number of General Cable ADSs set forth in either item
     (a) or item (b) above must not exceed the number of General Cable ADSs tendered herewith (see the box headed "Description of General Cable ADSs Tendered" on page 1 of this Letter of Transmittal). You may NOT make an election under both item (a) and item (b). The foregoing election will be filled only to the extent that other holders of General Cable securities make off-setting elections, as explained in Section 4. "The Mix and Match Election" in the letter from Schroders in the Offer to Purchase.



                         SPECIAL EXCHANGE INSTRUCTIONS

 [_]Check box ONLY if you wish to receive all (but not part) of the consid-eration payable in the Offer in the form of new Telewest shares and pounds sterling, instead of new Telewest ADSs and dollars. (However, you may NOT elect to receive new Telewest shares and dollars or new Telewest ADSs and pounds sterling.) If you do not check this box you will receive new Telewest ADSs and a cash payment by a check in US dol-lars. The US Depositary will arrange for the conversion of the pound sterling amounts payable to you to US dollars at the exchange rate ob-tained by the US Depositary on or about the date the cash consideration is made available by Telewest to the US Depositary for delivery to holders of the General Cable ADSs. NOTE: If you make a Mix and Match Election to receive only new Telewest ADSs in respect of your General Cable ADSs AND you check the box for Special Exchange Instructions, you will be electing to receive new Telewest shares in respect of such Gen-eral Cable ADSs.

                                   SIGN HERE
               AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

                     -------------------------------------

                     -------------------------------------
                          (SIGNATURE(S) OF OWNER(S))

Dated: __________________________________________________________________, 1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on General Cable ADR(s) evidencing the General Cable ADS(s) or by person(s) to whom General Cable ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s) _______________________________________________________________________

_______________________________________________________________________________
                            (Please Type or Print)
Capacity (full title) _________________________________________________________

Address _______________________________________________________________________
                              (Include Zip Code)
Area Code and Telephone Number ________________________________________________
Tax Identification or
Social Security No. ___________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                            (Please Type or Print)
Title _________________________________________________________________________

Name of Firm __________________________________________________________________

Address _______________________________________________________________________

Area Code and Telephone No. ___________________________________________________

Dated: ________________________________________________________________________

                    PAYER'S NAME: THE BANK OF NEW YORK


                           PLEASE PROVIDE YOUR TIN
                           IN THE BOX AT RIGHT AND
                           CERTIFY BY SIGNING AND
                           DATING BELOW.

        SUBSTITUTE                                    Part I--Social Security
         FORM W-9                                            Number or
    DEPARTMENT OF THE                                 Employer Identification
         TREASURY                                              Number

 INTERNAL REVENUE SERVICE

                           ------------------------
   PAYER'S REQUEST FOR     Name                        --------------------
 TAXPAYER IDENTIFICATION
                                                       (If awaiting TIN,
                                                       write "Applied
                                                       For")

       NUMBER (TIN)        ------------------------
                           Business Name


                           Please check              --------------------------
                           appropriate box:            Part II--For
                                                       Payee's exempt from
                           [_] Individual/Sole         backup withholding,
                           Proprietor           [_]    see the enclosed
                           Corporation                 Guidelines for
                                                       Certification of
                                                       Taxpayer
                                                       Identification
                                                       Number on
                                                       Substitute Form W-
                                                       9, check the Exempt
                                                       box below, and
                                                       complete the Form
                                                       W-9.

                           [_] Partnership
                                        [_] Other __

                           ------------------------
                           Address


                           ------------------------
                           City, State, Zip Code
                                                       Exempt [_]
--------------------------------------------------------------------------------
 CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

   Certification Information--You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------
 Signature Date_____________________________________________________________
--------------------------------------------------------------------------------

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART
                            I OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office
 or (b) I intend to mail or deliver an application in the near future. I understand that all reportable payments made to me prior to the time I provide the US Depositary with a properly certified taxpayer identification number will be subject to a 31% back-up withholding tax.
--------------------------------------------------------------------------------
 Signature Date_____________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACK-UP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the General Cable ADSs evidenced by General Cable ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed the box entitled "Special Payment Instructions," the box entitled "Special Delivery Instructions" or the box entitled "Special Instructions Regarding New Telewest Securities" on this Letter of Transmittal or (b) the Offer is being accepted in respect of such General Cable ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND ADSS. This Letter of Transmittal is to be completed either if General Cable ADRs evidencing General Cable ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer of General Cable ADSs to an account maintained by the US Depositary at The Depository Trust Company pursuant to the procedures for book-entry transfer set out in Section 22. "Procedure for acceptance of the Offer--(C) Holders of General Cable ADSs--(d) Book-entry transfer" in the letter from Schroders in the Offer to Purchase. General Cable ADRs evidencing General Cable ADSs or confirmation of a book-entry transfer of such General Cable ADSs into the US Depositary's account at The Depository Trust Company, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

  General Cable ADS holders whose General Cable ADRs are not immediately available or who cannot deliver their General Cable ADRs and all other required documents to the US Depositary or complete the procedures for book-entry transfer prior to the expiration of the Initial Offer Period or the Subsequent Offer Period, as the case may be, may accept the Offer with respect to their General Cable ADSs by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in Section 22. "Procedure for acceptance of the Offer--(C) Holders of General Cable ADSs--(i) Guaranteed Delivery Procedures" in the letter from Schroders in the Offer to Purchase. Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Telewest must be received by the US Depositary prior to the expiration of the Initial Offer Period or the Subsequent Offer Period, as the case may be; and (c) the General Cable ADRs evidencing the General Cable ADSs in respect of which the Offer is being accepted (or, in the case of General Cable ADSs held in book-entry form, timely confirmation of the book-entry transfer of such General Cable ADSs into the US Depositary's account at The Depository Trust Company as described in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, are received by the US Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery.

  THE METHOD OF DELIVERY OF GENERAL CABLE ADSs EVIDENCED BY GENERAL CABLE ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF GENERAL CABLE ADSs ACCEPTING THE OFFER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent acceptance will be accepted and no fractional General Cable ADSs will be purchased. All accepting General Cable ADS holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their General Cable ADSs for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of General Cable ADSs should be listed on a separate schedule attached hereto.

  4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Offer is to be accepted in respect of less than all of the General Cable ADSs evidenced by any General Cable ADRs delivered to the US Depositary herewith, fill in the number of General Cable ADSs in respect of which the Offer is being accepted in the box entitled "Number of ADSs Tendered." In such case, a new General Cable ADR for the remainder of the General Cable ADSs (in respect of which the Offer is not being accepted) represented by the old General Cable ADR will be sent to the registered holders as promptly as practicable following the date on which the General Cable ADSs in respect of which the Offer has been accepted are purchased.

  The Offer will be deemed to have been accepted in respect of all General Cable ADSs evidenced by General Cable ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, General Cable ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the General Cable ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

  If any of the General Cable ADSs evidenced by General Cable ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

  If any of the General Cable ADSs in respect of which the Offer is being accepted are registered in different names on different General Cable ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of General Cable ADRs.

  If this Letter of Transmittal or any General Cable ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Telewest of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered holder(s) of the General Cable ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such General Cable ADRs or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the General Cable ADSs listed, the General Cable ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the General Cable ADRs evidencing such General Cable ADSs. Signatures on such General Cable ADRs or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. Telewest will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of General Cable ADSs evidenced by General Cable ADRs pursuant to the Offer. If, however, delivery of any of the consideration payable pursuant to the Offer is to be made to any persons other than the registered holder(s), or if General Cable ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price (or new Telewest securities will be withheld) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the General Cable ADRs listed in this Letter of Transmittal.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for all or the applicable portion of the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check or the Telewest ADRs or share certificates representing the new Telewest securities for all or the applicable portion of the purchase price is/are to be sent and/or any General Cable ADRs evidencing General Cable ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of General Cable ADSs Tendered" on the first page of this Letter of Transmittal, or the new Telewest securities are to be registered in the name of a person other than the signer of this Letter of Transmittal, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" and/or "Special Instructions Regarding New Telewest Securities" on this Letter of Transmittal should be completed.

8. SPECIAL EXCHANGE INSTRUCTIONS. If you wish to elect to receive new Telewest shares and pounds sterling, instead of new Telewest ADSs and dollars, in respect of all (but not less than all) of the General Cable ADSs validly tendered by you, place an "X" in the box appearing under "Special Exchange Instructions". If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted by the US Depositary into US dollars at the exchange rate obtained by the US Depositary on or about the date the cash consideration is made available by Telewest to the US Depositary for delivery to holders of General Cable ADSs.

9. WAIVER OF CONDITIONS. Telewest reserves the absolute right in its sole discretion to waive any of the specified Conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the City Code.

10. 31% US BACKUP WITHHOLDING. In order to avoid "backup withholding" of US federal income tax on any cash payment received upon the surrender of General Cable ADSs pursuant to the Offer, a General Cable ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and cash payments made in exchange for the surrendered General Cable ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 31% of any payment made pursuant to the offer.

  Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

  The TIN that is to be provided on the Substitute W-9 is that of the registered holders(s) of the General Cable ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the General Cable ADRs representing such ADSs. The TIN for an individual is his or her social security number. Each tendering General Cable ADS holder generally is required to notify the US Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. The US Depositary will withhold 31% on any cash payment of the purchase price for the General Cable ADSs made prior to the time it is provided with a properly certified TIN.

  Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the US Depositary. A General Cable ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and telephone number set forth below.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any General Cable ADR evidencing General Cable ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of General Cable ADSs evidenced by such lost, destroyed or stolen General Cable ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such General Cable ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen General Cable ADRs have been followed.

  13. HOLDERS OF GENERAL CABLE SHARES NOT REPRESENTED BY GENERAL CABLE
ADSS. Holders of General Cable shares have been sent a Form of Acceptance with the Offer to Purchase and may not accept the Offer in respect of General Cable Shares pursuant to this Letter of Transmittal, except insofar as those shares are represented by General Cable ADSs. If any holder of General Cable Shares which are not represented by General Cable ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the Receiving Agent at the appropriate address and telephone number set forth in the Offer to Purchase or the US Depositary.

  14. FRACTIONAL ENTITLEMENTS. Fractions of new Telewest ADSs will not be allotted to accepting holders of General Cable ADSs (including such holders who are deemed to accept the Offer) but will be aggregated by the US Depositary and sold in the market on behalf of such accepting holders and the proceeds, net of any expenses, will be paid in cash to those entitled thereto. However, individual cash entitlements in amounts of less than (Pounds)3.00
(net) will not be paid but will be retained for the benefit of the Combined Group. Telewest will not have any liability to any person for any loss on alleged loss arising from the price, timing or manner of any such sale.

                  The Information Agent for the Offer is

                                INNISFREE

                             M&A Incorporated

                      501 Madison Avenue, 20th Floor

                         New York, New York 10022

                         Telephone (212) 750-5833

                                    or

                       CALL TOLL FREE (888)750-5834